ROCHESTER FUND SERIES--THE BOND FUND FOR GROWTH
   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995 (AS REVISED ON JANUARY 5, 1996)
--------------------------------------------------------------------------------
The Prospectus of Rochester Fund Series--The Bond Fund For Growth ("Fund") is supplemented as follows:

     In addition to paying dealers the regular sales commission for (1) sales of Class A Shares set forth in the sales charge table in "Purchasing Class A Shares" on page 12, and (2) sales of Class B Shares as described in the second paragraph in "Distribution Plans" on page 15, the Distributor will pay an additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (collectively, "Participating Firms") for Class A and Class B Shares of the Fund sold in certain transactions ("Qualifying Transactions") during a specified period of time (the "Promotion"). The additional commission will be 0.75% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the Promotion. If the additional commission is paid on the sale of Class A Shares of $1 million or more and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     Qualifying Transactions are sales of Class A and/or Class B Shares of the Fund for new Individual Retirement Accounts ("IRAs") using the First Trust Corporation prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the IRA is established and the purchase payment is received during the period from January 1, 1996 through April 15, 1996 (the "Promotion Period"). Qualifying Transactions also include purchases of shares of the Fund for existing First Trust Corporation prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover from an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in The Rochester Funds or Oppenheimer funds. To qualify, the payment for shares purchased for a rollover to a First Trust Corporation prototype IRA must be received during the Promotion Period, or the acceptance of a direct rollover or trustee-to-trustee transfer to a First Trust Corporation prototype IRA must be acknowledged by the trustee of the First Trust Corporation prototype IRA during the Promotion Period. Qualifying Transactions do not include (1) purchases of Class A Shares intended, but not yet made under a Letter of Intent, and (2) purchases of Class A and/or Class B Shares with the redemption proceeds from an existing account with The Rochester Funds or Oppenheimer funds.

January 5, 1996